UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008

Forster Drilling Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-29603	91-2070995
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountain View, Suite 305 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 266-8005

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective October 6, 2008, Fred E. Forster, III, stepped down as President, Chief Executive Officer, and Chairman of the Board of the Company and Frederick C. Doutel, Jr. has been elected by the board to serve as acting President, Chief Executive Officer and Board Chairman. There were no disagreements surrounding these events.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

99.1	Press Release dated October 7, 2008: Forster Drilling Corporation Announces Senior Management Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forster Drilling Corporation

By:	/s/ Frederick C. Doutel, Jr.
Frederick C. Doutel, Jr., Chief Executive Officer

DATE: October 20, 2008

EXHIBIT INDEX

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

99.1	Press Release dated October 7, 2008: Forster Drilling Corporation Announces Senior Management Change